UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): July 29, 2016

First Niagara Financial Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35390	42-1556195
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

726 Exchange Street, Suite 618, Buffalo, NY 14210
(Address of Principal Executive Offices) (Zip Code)

(716) 819-5500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 29, 2016, First Niagara Financial Group, Inc. issued a press release which disclosed second quarter 2016 results.

A copy of the press release is included as Exhibit 99.1 to this report and is furnished herewith, and shall not be deemed “filed” for any purpose.

Item 9.01. Financial Statements and Exhibits.

(d)              Exhibits.

                   Exhibit No.            Description

                   99.1                          Press release dated July 29, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Niagara Financial Group, Inc.

Date: July 29, 2016	By:	/s/ Gregory W. Norwood
Gregory W. Norwood
Chief Financial Officer (Duly authorized representative)